STERLING CAPITAL FUNDS

SUPPLEMENT DATED FEBRUARY 27, 2026

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2026, AS SUPPLEMENTED

This Supplement provides new and additional information beyond that contained in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2026, as supplemented:

Changes to Dividend Declaration Frequency for Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund

Information in the “Shareholder Information—Purchasing and Adding to Your Shares—Dividends and Distributions” section on page 124 of the Retail Prospectus and Page 174 of the Institutional Prospectus, relating to Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund is hereby amended as follows:

Income dividends for the Bond Funds (other than Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund), are declared daily and paid monthly. Income dividends for Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund are declared monthly and paid monthly.

Updates to Sales Charge Discounts and Waivers Available from Baird

In the “Appendix—Sales Charge Discounts and Waivers Available from Certain Financial Intermediaries” section of the Retail Prospectus, the “Baird” sub-section is hereby deleted in its entirety and replaced with the following:

Robert W. Baird & Co. (“Baird”):

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased within 90 days following a redemption from a Sterling Capital Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Sterling Capital assets held by accounts within the purchaser’s household at Baird. Eligible Sterling Capital assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Sterling Capital through Baird, over a 13-month period of time

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.